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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 21, 2002


                             IVAX DIAGNOSTICS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                       -----------------------------------
                 (State or Other Jurisdiction of Incorporation)

               1-14798                                   11-3500746
       (Commission File Number)               (IRS Employer Identification No.)


                  2140 North Miami Avenue, Miami, Florida 33127
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                    (Address of Principal Executive Offices)

                                 (305) 324-2300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)

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Item 4. Changes in Registrant's Certifying Accountant

       On June 21, 2002, IVAX Diagnostics, Inc. (the "Company") dismissed its independent certified public accountants, Arthur Andersen LLP ("Andersen"), and engaged the services of Ernst & Young LLP ("Ernst & Young") as its new independent auditors for the Company's fiscal year ending December 31, 2002, effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and retain Ernst & Young was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

       None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

       During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through June 21, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

       None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2000 and 2001, or within the interim period through June 21, 2002.

       The Company provided Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter dated June 21, 2002 stating it has found no basis for disagreement with such statements.

       During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through June 21, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                   None.

       (B)  PRO FORMA FINANCIAL INFORMATION

                   None.

       (C)  EXHIBITS

                   16.1 Letter of Arthur Andersen LLP regarding change of certifying accountant.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IVAX DIAGNOSTICS, INC.

                                          By: /s/ Mark Deutsch
Date:  June 24, 2002                          ----------------------------------
                                              MARK DEUTSCH
                                              CHIEF FINANCIAL OFFICER AND
                                              VICE PRESIDENT-FINANCE

                                       2

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                                  EXHIBIT INDEX

  Exhibit
  Number          Description

  16.1 Letter of Arthur Andersen LLP regarding change of certifying accountant.

                                       3